UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2006

PRIMUS GUARANTY, LTD.
(Exact name of Registrant as Specified in Charter)

Bermuda	001-32307	Not Required
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton HM11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  441-296-0519

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On December 27, 2006, Primus Guaranty, Ltd. (the “Company”) completed the public offering of $125 million aggregate principal amount of its 7.000% Senior Notes due 2036 (the “Notes”). The Notes were issued and sold pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-135108). The Notes were issued under an indenture, dated as of December 27, 2006, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 27, 2006, between the Company and the Trustee.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Senior Indenture dated as of December 27, 2006 between the Company and the Trustee.

Exhibit 4.2	First Supplemental Indenture dated as of December 27, 2006 between the Company and the Trustee.

Exhibit 4.3	Form of 7.000% Senior Note due 2036 (included in Exhibit 4.2).

Exhibit 5.1	Opinion of Morgan, Lewis & Bockius LLP.

Exhibit 5.2	Opinion of Conyers Dill & Pearman.

Exhibit 8.1	Opinion of Morgan, Lewis & Bockius LLP.

Exhibit 23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibits 5.1 and 8.1).

Exhibit 23.2	Consent of Conyers Dill & Pearman (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

Date: December 27, 2006	By:	/s/ Richard Claiden
Name: Richard Claiden Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 4.1	Senior Indenture dated as of December 27, 2006 between the Company and the Trustee.

Exhibit 4.2	First Supplemental Indenture dated as of December 27, 2006 between the Company and the Trustee.

Exhibit 4.3	Form of 7.000% Senior Note due 2036 (included in Exhibit 4.2).

Exhibit 5.1	Opinion of Morgan, Lewis & Bockius LLP.

Exhibit 5.2	Opinion of Conyers Dill & Pearman.

Exhibit 8.1	Opinion of Morgan, Lewis & Bockius LLP.

Exhibit 23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibits 5.1 and 8.1).

Exhibit 23.2	Consent of Conyers Dill & Pearman (included in Exhibit 5.2).